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                                                                   EXHIBIT 10.18





                       FORM OF INDEMNIFICATION AGREEMENT

         INDEMNIFICATION AGREEMENT dated as of January 1, 2001, by and between Northfield Laboratories Inc., a Delaware corporation (the "Company"), and the undersigned director and executive officer of the Company (the "Indemnified Party").

         The Indemnified Party serves as a director and executive officer of the Company. The Company's Certificate of Incorporation permits the Company to indemnify the directors, officers, employees and agents of the Company. The Company's Certificate of Incorporation and Section 145 of the Delaware General Corporation Law, as amended from time to time (the "Delaware Law"), also permit agreements between the Company and its directors, officers, employees and agents for the indemnification of such persons by the Company.

         In recognition of the past services provided to the Company by the Indemnified Party, and in order to induce the Indemnified Party to continue to serve as a director and officer of the Company, the Company has determined to enter into this Agreement with the Indemnified Party.

         NOW, THEREFORE, in consideration of the Indemnified Party's continued service as a director and officer of the Company, the parties hereto agree as follows:

         Section 1.   Definitions. For purposes of this Agreement:

         "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect as of the date of this Agreement, promulgated pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to the reporting requirements of the Exchange Act; provided that, without limitation, such a change in control will be deemed to have occurred if:

                  (a) there is consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Company's assets;

                  (b) the stockholders of the Company approve any plan or proposal of liquidation or dissolution of the Company;

                  (c) there is consummated any consolidation or merger of the Company in which the Company is not the surviving or continuing corporation, or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have, directly or indirectly, at least an 80% ownership interest in the outstanding Common Stock of the surviving corporation immediately after the merger;





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                  (d)   any "person" or "group" (as such terms are used in
         Section 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the combined voting power of the Company's then outstanding voting securities ordinarily having the right to vote for the election of directors;

                  (e) individuals who, as of the date of this Agreement, constitute the Board of Directors of the Company (the "Board" generally, and as of the date hereof, the "Incumbent Board") cease for any reason to constitute a majority of the Board; provided that any individual becoming a director subsequent to the date of this Agreement whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board will be, for purposes of this Agreement, considered as though such individual were a member of the Incumbent Board; provided further that, notwithstanding the foregoing, an individual whose initial assumption of office as a director is in connection with any actual or threatened "solicitation" of "proxies" (as such terms are defined in Rule 14a-1 of Regulation 14A promulgated under the Exchange Act) by any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act) other than the Incumbent Board will not be considered as a member of the Incumbent Board for purposes of this Agreement; or

                  (f) the Board fails to nominate the Indemnified Party for election as a director in connection with any annual or special meeting of the Company's stockholders at which directors are to be elected (the Indemnified Party having indicated his willingness to be nominated as a director and to serve as a director if elected), the Indemnified Party is nominated for election as a director in connection with any annual or special meeting of the Company's stockholders at which directors are to be elected (the Indemnified Party having indicated his willingness to serve as a director if elected) but is not elected as a director by the Company's stockholders at such meeting, or the Indemnified Party is removed from office as a director, with or without cause, by vote or consent of the Company's stockholders, if, in each case, such event occurs in connection with any actual or threatened "solicitation" of "proxies" (as such terms are defined in Rule 14a-1 of Regulation 14A promulgated under the Exchange Act) by any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act) other than the Incumbent Board.

         "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding with respect to which indemnification is sought by the Indemnified Party pursuant to this Agreement.

         "Expenses" includes all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating in or being or preparing to be a witness in a Proceeding.



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         "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent (a) the Company or the Indemnified Party in any matter material to either such party (other than with respect to matters concerning the Indemnified Party under this Agreement or of other indemnified parties under similar indemnification agreements), or (b) any other party to the Proceeding giving rise to a claim for indemnification under this Agreement. Notwithstanding the foregoing, the term "Independent Counsel" will not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnified Party in an action to determine the Indemnified Party's rights under this Agreement. The Company agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to the Agreement or its engagement pursuant hereto.

         "Proceeding" means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or otherwise, and whether civil, criminal, administrative or investigative, in which the Indemnified Party was, is or may be involved as a party or otherwise by reason of the fact that the Indemnified Party is or was a director, officer, employee or agent of the Company or is or was serving as a director, officer, employee, agent or fiduciary of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in each case whether or not the Indemnified Party continues to serve in the same capacity at the time any liability or Expense is incurred for which indemnification may be sought under this Agreement, including any such proceeding based on events or occurrences prior to the date of this Agreement.

         Section 2. Indemnification. The Company agrees to indemnify and hold harmless the Indemnified Party to the full extent authorized or permitted by the provisions of the Delaware Law and the Company's Certificate of Incorporation. In furtherance of the foregoing, and without limiting the generality thereof, the Company agrees to indemnify the Indemnified Party against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any Proceeding or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful; provided that in connection with any Proceeding by or in the right of the Company to procure a judgment in its favor, no indemnification against such Expenses will be made in respect of any claim, issue or matter in such Proceeding as to which the Indemnified Party is adjudged to be liable to the Company, unless and to the extent that the Court of Chancery of the State of the Delaware or the court in which such Proceeding has been brought or is pending determines that such indemnification may be made. To the extent that the Indemnified Party is a party to and is successful, on the merits or otherwise, in any Proceeding, he will be indemnified to the maximum extent permitted by law against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If the Indemnified Party is not wholly successful in any Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such
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Proceeding, the Company will indemnify the Indemnified Party against all
Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this
Section 2, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, will be deemed to be a successful result as to such claim, issue or matter.

         Section 3. Indemnification for Expenses as Witness. To the extent the Indemnified Party is, by reason of the fact that the Indemnified Party is or was a director, officer, employee or agent of the Company or is or was serving as a director, officer, employee, agent or fiduciary of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, a witness in any action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or other proceeding, whether civil, criminal, administrative or investigative, to which the Indemnified Party is not a party, the Company agrees to indemnify the Indemnified Party against all Expenses reasonably incurred by him or on his behalf in connection therewith.

         Section 4. Contribution. If the indemnification provided in Section 2 is unavailable and may not be paid to the Indemnified Party for any reason, then in respect to any Proceeding in which the Company is jointly liable with the Indemnified Party (or would be if joined in such Proceeding), the Company agrees to contribute to the amount of Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by the Indemnified Party in such proportion as is appropriate to reflect (a) the relative benefits received by the Company and by the Indemnified Party from the transaction from which such Proceeding arose and (b) the relative fault of the Company and the Indemnified Party in connection with the events which resulted in such Expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Company and the Indemnified Party will be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Expenses, judgments, fines or settlement amounts. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation that does not take account of the foregoing equitable considerations.

         Section 5. Advancement of Expenses. The Company agrees to advance all Expenses reasonably incurred by or on behalf of the Indemnified Party in connection with any Proceeding within 10 days after the receipt by the Company of a statement or statements from the Indemnified Party requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements will reasonably evidence the Expenses incurred by the Indemnified Party and will include or be preceded or accompanied by an undertaking by or on behalf of the Indemnified Party to repay any Expenses advanced if it is ultimately determined that the Indemnified Party is not entitled to be indemnified against such Expenses. Any advances and undertakings to repay pursuant to this Section 5 will be unsecured and interest free. Notwithstanding the foregoing, the obligation of the Company to advance Expenses pursuant to this Section 5 will be subject to the condition that, if, when and to the extent that the Company determines that the Indemnified Party would not be


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permitted to be indemnified under applicable law, the Company will be entitled to be reimbursed, within 30 days after such determination, by the Indemnified Party (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided that if the Indemnified Party has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that the Indemnified Party should be indemnified under applicable law, any determination made by the Company that the Indemnified Party would not be permitted to be indemnified under applicable law will not be binding and the Indemnified Party will not be required to reimburse the Company for any advance of Expenses until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed).

         Section 6. Indemnification Procedures.


                  (a) The Indemnified Party agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaints, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder. The failure of the Indemnified Party to so notify the Company will not relieve the Company of any obligation which it may have to the Indemnified Party under this Agreement or otherwise.

                  (b) The Indemnified Party will be entitled to control the defense of any Proceeding with counsel of his own choosing reasonably acceptable to the Company, and the Company will cooperate in the defense of such Proceeding. If the Indemnified Party determines not to control the defense of any Proceeding with counsel of his own choosing, the Indemnified Party will promptly so notify the Company in writing and the Company will be required to assume the defense of such Proceeding using counsel reasonably acceptable to the Indemnified Party.

                  (c) The Company will not be liable for any settlement of any Proceeding by the Indemnified Party effected without the Company's written consent, which consent will not be unreasonably withheld, delayed or conditioned by the Company. The Company will not be required to obtain the consent of the Indemnified Party to the settlement of any Proceeding that the Company has undertaken to defend if the Company assumes full and sole responsibility for such settlement and the settlement grants the Indemnified Party a complete and unqualified release with respect to all potential liability.


                  (d) To obtain indemnification, the advancement of Expenses or contribution by the Company under this Agreement, the Indemnified Party must submit to the Company a written request, including therewith such documentation and information as is reasonably available to the Indemnified Party and is reasonably necessary to determine whether and to what extent the Indemnified Party is entitled to indemnification. The Corporate Secretary of the Company will, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnified Party has requested indemnification.




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                  (e) Upon written request by the Indemnified Party for
         indemnification, a determination, if required by applicable law, with respect to the Indemnified Party's entitlement thereto will be made in the specific case (i) if a Change in Control has not occurred since the date of this Agreement, (A) by the Board of Directors by a majority vote of the Disinterested Directors, (B) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, if obtainable, if the majority of the Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board of Directors, a copy of which will be delivered to the Indemnified Party, or (C) if so directed by a majority of the Disinterested Directors, by the stockholders of the Company or (ii) if a Change in Control has occurred since the date of this Agreement, by Independent Counsel in a written opinion to the Board of Directors, a copy of which will be delivered to the Indemnified Party (unless the Indemnified Party requests that such determination be made by the Board of Directors or the stockholders, in which case the determination will be made in the manner provided in clause (i) above). The Indemnified Party will cooperate with the person or entity making such determination with respect to the Indemnified Party's entitlement to indemnification, including providing to such person or entity upon reasonable request with any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to the Indemnified Party and reasonably necessary to such determination. Any Independent Counsel, member of the Board of Directors, or stockholder of the Company will act reasonably and in good faith in making a determination under the Agreement of the Indemnified Party's entitlement to indemnification. Any costs or expenses (including attorneys' fees and disbursements) incurred by the Indemnified Party in so cooperating with the person or entity making such determination will be borne by the Company (irrespective of the determination as to the Indemnified Party's entitlement to indemnification) and the Company hereby agrees to indemnify and hold the Indemnified Party harmless therefrom.

                  (f) If the determination of entitlement to indemnification is to be made by Independent Counsel, the Independent Counsel will be selected as provided in this Section 6(f). If a Change in Control has not occurred since the date of this Agreement, the Independent Counsel will be selected by the Company's Board of Directors, and the Company will give written notice to the Indemnified Party advising him of the identity of the Independent Counsel so selected. If a Change in Control has occurred since the date of this Agreement, the Independent Counsel will be selected by the Indemnified Party and the Indemnified Party will give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, the Indemnified Party or the Company, as the case may be, may, within 10 days after such written notice of selection will have been given, deliver to the other party a written objection to such selection; provided that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 1, and the objection will set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected will act as Independent Counsel. If a written objection is made and


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         substantiated, the Independent Counsel selected may not serve as
         Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within 20 days after submission by the Indemnified Party of a written request for indemnification pursuant to Section 6(d), no Independent Counsel has been selected and not objected to, either the Company or the Indemnified Party may petition any court of competent jurisdiction for resolution of any objection which may have been made by the Company or the Indemnified Party to the other party's selection of Independent Counsel or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court will designate, and the person with respect to whom all objections are so resolved or the person so appointed will act as Independent Counsel under Section 6(e). The Company will pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 6(e), and the Company will pay all reasonable fees and expenses incident to the procedures of this Section 6(f), regardless of the manner in which such Independent Counsel was selected or appointed. Upon the commencement of any judicial proceeding or arbitration pursuant to this Agreement, Independent Counsel will be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

                  (g) If it is determined that the Indemnified Party is entitled to indemnification, payment to the Indemnified Party will be made within 10 days after such determination.

         Section 7.  Assumptions and Effect of Certain Proceedings.

                  (a) In making a determination with respect to entitlement to indemnification under this Agreement, the person or entity making such determination will presume that the Indemnified Party is entitled to indemnification under this Agreement if the Indemnified Party has submitted a request for indemnification in accordance with Section 6(d) and the Company will have the burden of proof to overcome that presumption in connection with the making by any person or entity of any determination contrary to that presumption.

                  (b) If the person or entity empowered or selected under
         Section 6 to determine whether the Indemnified Party is entitled to indemnification has not made a determination within 30 days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification will be deemed to have been made and the Indemnified Party will be entitled to such indemnification, absent (i) a misstatement by the Indemnified Party of a material fact, or an omission of a material fact necessary to make the Indemnified Party's statement not materially misleading, in connection with the request for indemnification or (ii) a prohibition of such indemnification under applicable law. Notwithstanding the foregoing, the provisions of this Section 7(b) will not apply if (i) the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 6(e) and if (A) within 15 days after receipt by the Company of the request for such determination the Board of Directors or the Disinterested Directors, if appropriate, resolve to submit such determination to the stockholders for their




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         consideration at an annual meeting thereof to be held within 75 days after such receipt and such determination is made thereat, or (B) a special meeting of stockholders is called within 15 days after such receipt for the purpose of making such determination, such meeting is held for such purpose within 60 days after having been so called and such determination is made thereat, or (ii) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(e).

                  (c) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement (with or without court approval), conviction, or upon a plea of nolo contendere or its equivalent, will not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of the Indemnified Party to indemnification or create a presumption that the Indemnified Party did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that the Indemnified Party had reasonable cause to believe that his conduct was unlawful.

                  (d) For purposes of any determination of good faith, the Indemnified Party will be deemed to have acted in good faith if the Indemnified Party's action is based on the records or books of account of the Company, including financial statements, or on information supplied to the Indemnified Party by the directors, officers or employees of the Company in the course of their duties, or on the advice of legal counsel for the Company or on information or records given or reports made to the Company by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company. In addition, the knowledge or actions, or failure to act, of any director, officer, agent or employee of the Company will not be imputed to the Indemnified Party for purposes of determining the right to indemnification under this Agreement. The provisions of this
         Section 7(d) will not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnified Party may be deemed to have met the applicable standards of conduct set forth in this Agreement.

         Section 8.  Remedies of Indemnified Party.

                  (a) In the event that (i) a determination is made pursuant to
         Section 6 that the Indemnified Party is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 5, (iii) no determination of entitlement to indemnification has been made pursuant to Section 6(e) within 90 days after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 3 within 10 days after receipt by the Company of a written request therefor, or (v) payment of indemnification is not made within 10 days after a determination has been made that the Indemnified Party is entitled to indemnification or such determination is deemed to have been made pursuant to Section 6 or 7, the Indemnified Party will be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of his entitlement to such indemnification. Alternatively, the Indemnified Party, at his option, may seek an award in arbitration to be conducted in Chicago, Illinois by a single


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         arbitrator pursuant to the Commercial Arbitration Rules of the American
         Arbitration Association. The Indemnified Party will commence such proceeding seeking an adjudication or an award in arbitration within 120 days following the date on which the Indemnified Party first has the right to commence such proceeding pursuant to this Section 8(a).
         The Company will not oppose the Indemnified Party's right to seek any such adjudication or award in arbitration.

                  (b) In the event that a determination has been made pursuant to Section 6(e) that the Indemnified Party is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 8 will be conducted in all respects as a de novo trial or arbitration on the merits and the Indemnified Party will not be prejudiced by reason of that adverse determination.

                  (c) If a determination has been made pursuant to Section 6(e) that the Indemnified Party is entitled to indemnification, the Company will be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 8 absent (i) a misstatement by the Indemnified Party of a material fact, or an omission of a material fact necessary to make the Indemnified Party's statement not materially misleading, in connection with the request for indemnification or (ii) a prohibition of such indemnification under applicable law.

                  (d) In the event that the Indemnified Party, pursuant to this
         Section 8, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, the Indemnified Party will be entitled to recover from the Company, and will be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication or arbitration, but only if he prevails therein. If it is determined in such judicial adjudication or arbitration that the Indemnified Party is entitled to receive part but not all of the indemnification sought, the expenses incurred by the Indemnified Party in connection with such judicial adjudication or arbitration will be appropriately prorated. The Company will indemnify the Indemnified Party against any and all expenses and, if requested by the Indemnified Party, will (within 10 days after receipt by the Company of a written request therefor) advance such expenses to the Indemnified Party, which are incurred by the Indemnified Party in connection with any action brought by the Indemnified Party to recover under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether the Indemnified Party ultimately is determined to be entitled to such indemnification, advancement of expenses or insurance recovery, as the case may be.

                  (e) The Company will be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 8 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and will stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

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         Section 9.  Agreements Relating to Change in Control.

                  (a) For a period of six years after the date of any Change in Control, the Company will cause to be maintained in effect the policies of directors and officers liability insurance and fiduciary liability insurance currently maintained by the Company with respect to claims arising from or relating to actions or omissions, or alleged actions or omissions, occurring on or prior to the date of the Change in Control. The Company may at its discretion substitute for such policies currently maintained by the Company directors and officers liability insurance and fiduciary liability insurance policies with reputable and financially sound carriers providing for no less favorable coverage. Notwithstanding the provisions of this Section 9(a), the Company will not be obligated to make annual premium payments with respect to such policies of insurance to the extent such premiums exceed 300 percent of the annual premiums paid by the Company as of the date of this Agreement. If the annual premium costs necessary to maintain such insurance coverage exceed the foregoing amount, the Company will maintain the most advantageous policies of directors and officers liability insurance and fiduciary liability insurance obtainable for an annual premium equal to the foregoing amount.

                  (b) For a period of six years after the date of any Change in Control, the Company will maintain in effect such provisions in its Certificate of Incorporation providing for exculpation of director and officer liability and indemnification to the fullest extent permitted from time to time under the law of the State of Delaware, which provisions will not be amended, except as required by applicable law or except to make changes permitted by applicable law that would enlarge the scope of the Indemnified Party's indemnification rights thereunder. The foregoing will not be deemed to restrict the right of the Company to modify the provisions of its Certificate of Incorporation relating to exculpation of director and officer liability or indemnification with respect to events or occurrences after the date of the Change in Control so long as such modifications do not adversely affect the rights of the Indemnified Party.

         Section 10.  Non-Exclusivity.

                  (a) The rights of indemnification as provided by this Agreement will not be deemed exclusive of any other rights to which the Indemnified Party may at any time be entitled under applicable law, the Certificate of Incorporation of the Company, any agreement, any vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof will limit or restrict any right of the Indemnified Party under this Agreement in respect of any action taken or omitted by such the Indemnified Party prior to such amendment, alteration or repeal. To the extent that a change in the Delaware Law, whether by statute or judicial decision, permits greater indemnification than would be afforded currently under the Company's Certificate of Incorporation and this Agreement, it is the intent of the parties hereto that the Indemnified Party will enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy will be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent or subsequent assertion or employment of any other right or remedy.

                  (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, the Indemnified Party will be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee, agent or fiduciary under such policy or policies.

                  (c) In the event of any payment under this Agreement, the Company will be subrogated to the extent of such payment to all of the rights of recovery of the Indemnified Party, who will execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

                  (d) The Company will not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that the Indemnified Party has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         Section 11. Duration of Agreement. All agreements and obligations of the Company contained in this Agreement will continue during the period the Indemnified Party is a director, officer, employee or agent of the Company or is serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise and will continue thereafter so long as the Indemnified Party may be subject to any Proceeding (or any proceeding commenced under Section 8), whether or not he is acting or serving in any such capacity at the time any liability or Expense is incurred for which indemnification may be sought under this Agreement. This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs, executors and personal and legal representatives.

         Section 12. Security. To the extent requested by the Indemnified Party and approved by the Company's Board of Directors, the Company may at any time and from time to time provide security to the Indemnified Party for the Company's obligations hereunder through an irrevocable blank line of credit, funded trust or other collateral. Any such security, once provided to the Indemnified Party, may not be revoked or released without the prior written consent of the Indemnified Party.

         Section 13.  Miscellaneous.

                  (a) No agreement modifying or amending this Agreement or extending or waiving any provision of this Agreement will be valid or binding unless it is in writing and is executed and delivered by or on behalf of the party against which it is sought to be enforced.

                  (b) Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (c) This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

                  (d) The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (e) All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally to the recipient or when sent to the recipient by telecopy (receipt confirmed), one business day after the date when sent to the recipient by reputable express courier service (charges prepaid) or three business days after the date when mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to the Company and the Indemnified Party at the addresses indicated below:

                  If to the Company:            Northfield Laboratories Inc.
                                                1560 Sherman Avenue
                                                Suite 1000
                                                Evanston, Illinois 60201-4422
                                                Attention: Corporate Secretary


                  If to the Indemnified Party:  c/o Northfield Laboratories Inc.
                                                1560 Sherman Avenue
                                                Suite 1000
                                                Evanston, Illinois 60201-4422


                  or to such other address or to the attention of such other party as the recipient party has specified by prior written notice to the sending party.

                  (f) This Agreement constitutes the entire agreement among the parties and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, that may have related in any way to the subject matter hereof.

                  (g) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction will be applied against any party. The use of the word "including" in this Agreement means "including without limitation" and is intended by the parties to be by way of example rather than limitation.

                  (h) ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE SCHEDULES HERETO WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF DELAWARE.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


                                        NORTHFIELD LABORATORIES INC.

                                        By
                                          ----------------------------------

                                        Its
                                           ---------------------------------


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